UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2018
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AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
Address of principal executive offices:
860 N. McCarthy Blvd., Suite 200, Milpitas, California 95035
Registrant’s telephone number, including area code: 408-941-7100
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE

EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure
The information contained in this Current Report on Form 8-K , including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
On November 12, 2018, Aviat Networks, Inc. (“Aviat Networks”) issued a press release announcing its results of operations and financial condition as of and for its first quarter of fiscal year 2019, which ended on September 28, 2018. The full text of the press release and related financial tables is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Use of Non-GAAP Measures and Comparative Financial Information
The press release and related financial tables include a discussion of non-GAAP financial measures, including non-GAAP (loss) income from continuing operations attributable to Aviat Networks, non-GAAP (loss) net income per diluted share from continuing operations attributable to Aviat Networks, and adjusted income (loss) before interest, tax, depreciation and amortization ("Adjusted EBITDA") for its first quarter of fiscal year 2019. A “non-GAAP financial measure” is generally defined as a numerical measure of a company's historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The non-GAAP (loss) income from continuing operations was determined by excluding share-based compensation and other non-recurring charges (recoveries). Adjusted EBITDA attributable to Aviat Networks was determined by excluding depreciation and amortization on property, plant and equipment, interest, provision for income taxes, and non-GAAP pre-tax adjustments, as set forth above, from the GAAP (loss) income from continuing operations attributable to Aviat Networks. Aviat Networks has included in its press release a reconciliation of non-GAAP financial measures disclosed in the press release to the most directly comparable GAAP financial measures.
Aviat Networks reports information in accordance with U.S. GAAP. Management of Aviat Networks monitors gross margin, operating income (loss), income (loss) from continuing operations attributable to Aviat Networks, income (loss) per share from continuing operations and Adjusted EBITDA on a non-GAAP basis for planning and forecasting results in future periods and may use these measures for some management compensation purposes. As such, historical non-GAAP combined information has been included in this press release for comparative purposes. As a result, management is presenting these non-GAAP measures in addition to results reported in accordance with GAAP to better communicate underlying operational and financial performance in each period. Management believes these non-GAAP measures provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any given period. Management also believes that these non-GAAP measures enhance the ability of an investor to analyze trends in Aviat Networks' business and to better understand its performance.
Aviat Networks management does not, nor does it suggest that investors should consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Aviat Networks presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Aviat Networks' financial performance.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:
99.1     Press Release, issued by Aviat Networks, Inc. on November 12, 2018.

99.2     Conference Call Transcript of Aviat Networks, Inc. dated November 12, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

November 13, 2018	By:	/s/ Walter Stanley Gallagher, Jr.
		Name:	Walter Stanley Gallagher, Jr.
		Title:	Senior Vice President and Chief Operating Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.     Description

99.1        Press Release, issued by Aviat Networks, Inc. on November 12, 2018.

99.2        Conference Call Transcript of Aviat Networks, Inc. dated November 12, 2018.